SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: February 18, 2005

                           Limelight Media Group, Inc.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                 0-09358                    88-0441338
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(State or other jurisdiction    (Commission                 (IRS Employer
     of incorporation)          File Number)              Identification No.)

8000 Centerview Parkway, Suite 115, Memphis, TN                    38018
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   (Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code: (901) 757-0195

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      On February 18, 2005, our Board of Directors appointed Kirk Krajewski to fill a vacancy on the Board of Directors until he or his successor is elected at our next annual shareholder meeting. Mr. Krajewski is a 26 year veteran of the transportation and distribution industry with a specialty in wholesale foods. For the past five years, he has served as the Vice President and General Manager of SYGMA Network in Orlando, Florida, a wholesale food distributor which is wholly-owned by SYSCO Foods, Inc. The press release announcing Mr. Krajewski's appointment is attached hereto as Exhibit 99.1.


                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

         Number   Documents

         99.1 Press release, dated February 22, 2005, announcing the appointment of Kirk Krajewski to the registrant's Board of Directors.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LIMELIGHT MEDIA GROUP, INC.
Date: February 22, 2005
                                        By:   /s/ David V. Lott
                                              ----------------------
                                        Name:     David V. Lott
                                        Its: Chief Executive Officer




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                                  EXHIBIT INDEX


         Number       Documents

         99.1 Press release, dated February 22, 2005, announcing the appointment of Kirk Krajewski to the registrant's Board of Directors.